Statements of Net Assets Available for Benefits (Statement) - EBP 002 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 2,378,392	$ 2,122,600
Receivables:
Employer contributions	700	0
Other receivables	3	0
Notes receivable from participants	34,165	33,882
Total receivables	34,868	33,882
Total assets	2,413,260	2,156,482
Liabilities
Other payables	0	1
Net assets available for benefits	$ 2,413,260	$ 2,156,481